UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2024 (July 1, 2024)

CORRELATE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-30746	84-4250492
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

176 S. Capitol Blvd., 2nd Floor
Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 264-4060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANAGEMENTS OF CERTAIN OFFICERS

On July 1, 2024, Mr. Themaat resigned as the Company’s CFO.  Mr. Themaat’s resignation as CFO is not the result of any disagreement related to the operations, policies or practices of the Company.

On July 8, 2024, the Company’s board of directors approved the appointment of Chuck Markovic, the Company’s corporate controller, to serve as the Company’s Interim Chief Financial Officer effective July 8, 2024.

Mr. Markovic has been appointed to serve as our Interim CFO effective July 8, 2024. Prior thereto, Mr. Markovic was our VP Corporate Controller since December 2023. Mr. Markovic has held key leadership positions in large public and private companies, including Chart Industries, Home Depot, Wendy’s and Cox Enterprises. Mr. Markovic has a strong accounting and financial reporting background with extensive experience in M&A, internal controls and compliance and technical accounting. Prior to joining the Company, from August 2023 to December 2023, Mr. Markovic was a consultant for McLarens where he was an accounting and consolidations subject matter expert for the company’s worldwide implementation of SAP. Prior to that, from April 2023 to July 2023, Mr. Markovic was the interim Controller for Stord Inc, an emerging growth company in the supply chain solutions industry. From 2018 to 2023, he held key leadership positions in finance and accounting at HOA Brands, Krystal Restaurants and Chart Industries. From September 2012 to 2018, Mr. Markovic was the Senior Director of Financial Reporting and Accounting for Cox Automotive, a division of Cox Enterprises. From September 2009 to September 2012, he was the VP of Financial Reporting for The Wendy’s Company and Wendy’s/Arby’s Group. Prior to that, Mr. Markovic worked for The Home Depot for five years in various finance and accounting leadership positions, being promoted several times during his time there. Mr. Markovic graduated from Illinois State University with a B.S. in Accounting and is a Certified Public Accountant.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRELATE ENERGY CORP.

Dated: July 8, 2024	By:	/s/ Todd Michaels
	Name:	Todd Michaels
	Title:	Chief Executive Officer

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